UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

MARATHON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32983 (Commission File Number)	40-4813290 (IRS Employer Identification No.)

500 Park Avenue, 5th Floor New York, New York (Address of principal executive offices)	10022 (Zip Code)

(212) 993-1670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In connection with the proposed transaction and required stockholder approval and warrantholder consent, Marathon Acquisition Corp. (“Marathon”) has filed with the U.S. Securities and Exchange Commission (i) a Registration Statement on Form F-4 containing a proxy statement/prospectus and (ii) other documents regarding the proposed transaction. Marathon’s stockholders and warrantholders are urged to read the proxy statement/prospectus, including any supplements thereto, as well as other relevant materials filed with the U.S. Securities and Exchange Commission, as they contain important information about the transaction. Marathon’s stockholders and warrantholders can obtain a free copy of such filings at the U.S. Securities and Exchange Commission’s website (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Marathon Acquisition Corp., 500 Park Avenue, 5th Floor, New York, New York 10022.

Marathon and its officers and directors may be deemed to have participated in the solicitation of proxies from Marathon’s stockholders and warrantholders in favor of the approval of the transaction. Information concerning Marathon’s directors and executive officers is set forth in the publicly filed documents of Marathon. Stockholders and warrantholders may obtain more detailed information regarding the direct and indirect interests of Marathon and its directors and executive officers in the acquisition by reading the proxy statement/prospectus.

Item 8.01 Other Events

On August 6, 2008, Marathon entered into a third supplemental warrant agreement (the “Third Supplemental Warrant Agreement”) to the warrant agreement, dated as of August 30, 2006 (the “Warrant Agreement”), by and between Marathon and the Bank of New York, a New York trust company (the successor thereto under the Warrant Agreement, Mellon Investor Services LLC, a New Jersey limited liability company) as Warrant Agent, to amend the Warrant Agreement (1) by amending the definition of “business combination” in the Warrant Agreement to include (A) the merger of Marathon with and into another entity and (B) a merger of Marathon into or with a non-U.S. entity and the subsequent business combination with another entity and (2) by making a conforming change to the merger provision in the Warrant Agreement to include a merger of Marathon into or with a non-U.S. entity.

The foregoing summary of the Third Supplemental Warrant Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Supplemental Warrant Agreement attached as Exhibit 4.1 and incorporated herein by reference.

On August 6, 2008, Marathon issued a press release to announce that it has concluded its consent solicitation having received the requisite consent of at least a majority of its issued and outstanding warrants to amend the Warrant Agreement. Marathon also announced that it had entered into the Third Supplemental Warrant Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Warrant Agreement, dated August 6, 2008, by and between the Company and the Warrant Agent

Exhibit 99.1	Press Release dated August 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON ACQUISITION CORP.

Date: August 6, 2008	By:	/s/ Michael S. Gross
Name: Michael S. Gross
Title: Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Third Supplemental Warrant Agreement, dated August 6, 2008, by and between the Company and the Warrant Agent

Exhibit 99.1	Press Release dated August 6, 2008